Rockefeller Opportunistic Municipal Bond ETF Trading Symbol: RMOP Listed on NYSE Arca, Inc. Summary Prospectus August 5, 2024 www.RockefellerETFs.com/RMOP

Before you invest, you may want to review the Rockefeller Opportunistic Municipal Bond ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 5, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.RockefellerETFs.com/RMOP. You can also get this information at no cost by calling at (844) 992-1333 or by sending an e-mail request to assetmanagement@rockco.com.

Investment Objective

The Fund’s investment objective is to seek current income exempt from federal income tax and to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(2)	0.55%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(3)	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	The Adviser has voluntarily agreed to waive a portion of its unitary management fee through December 31, 2024, such that the unitary management fee does not exceed 0.44%.

(3)	Estimated for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks current income exempt from federal income tax and seeks long-term capital appreciation by investing in municipal bonds.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance and under current tax law, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund expects to typically invest at least 50% of its total assets in Municipal Bonds that have an investment rating of BBB+/Baa1 or lower (which includes high yield or “junk” bonds) by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Rockefeller Asset Management (“RAM”) to be of comparable quality at time of purchase. If ratings services assign different ratings to the same security, RAM will use the highest rating as the credit rating for that security. The Fund may also invest, without limitation, in higher rated securities.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such, a portion of the Fund’s distribution may be subject to federal income tax.

The Fund invests in securities across various maturity ranges and can hold both short-term and long-term securities. However, the Fund expects to generally focus on longer-term securities to seek higher yields.

The Fund may invest in inverse floating rate bonds, commonly referred to as “Inverse Floaters.”

The Inverse Floaters in which the Fund may invest are a type of tender option bond issued by a trust. Effectively, the Fund will deposit municipal securities into a Tender-Option Bond Trust (“TOB Trust”) administered by an unaffiliated third party. The TOB Trust then issues two types of securities, one a short-term floating rate security with a fixed principal amount that is typically sold to third parties, such as money market funds. The proceeds from the sale of those floating rate bonds is delivered by the TOB Trust to the Fund in payment of the deposited municipal securities and is a form of borrowing, allowing the Fund to invest those proceeds in other municipal securities. The second type of security issued by the TOB Trust is an Inverse Floating rate security that is also delivered to the Fund (along with the cash received from the sale of the floating rate security) in payment of the deposited municipal securities.

When interest is paid on the underlying municipal bonds which have been deposited into the TOB Trust, such proceeds are first used to pay interest owing to holders of the short-term floating rate securities, with any remaining amounts (less other fees associated with the TOB Trust) being paid to the Fund as the holder of the Inverse Floater. Accordingly, the amount of such interest paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Inverse Floaters produce less income when short-term interest rates rise (and, in extreme cases, may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the Inverse Floater, any yield advantage to the Fund is reduced and may be eliminated.

As owner of the Inverse Floater, which has a value less than the total value of the underlying municipal bond, the Fund has full exposure to the underlying bond’s market opportunity and risk, creating a leveraged investment. Accordingly, the Fund bears substantially all of the underlying bond’s downside risk, and also benefits disproportionately from any appreciation of the underlying bond’s value.

For example, because the principal amount of the short-term floating rate security is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the Inverse Floater. Upon the occurrence of certain adverse events, a TOB Trust may be collapsed and the underlying municipal bond liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying municipal bond and the principal amount of the short-term floating rate securities.

The Fund may invest in TOB Trusts on either a recourse or non-recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows holders of the floating rate securities to tender their securities in exchange for payment of par plus accrued interest. When the Fund invests in a TOB Trust on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidity Shortfall”).

If the Fund invests in a TOB Trust on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to reimburse the Liquidity Provider for any Liquidity Shortfall. As a result, if the Fund invests in a TOB Trust on a recourse basis, the Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The Fund has the ability to expose up to 35% of its total assets to the effects of leverage from these investments. Inverse Floaters are considered Municipal Bonds for purposes of the Fund’s 80% policy described above. The Fund’s strategy in using Inverse Floaters is to enhance its tax-exempt income and improve overall returns. See “Additional Information About the Fund,” for information about how Inverse Floaters are structured.

The Fund may be the initial sponsor of a TOB Trust. The TOB Trust will engage an administrator to provide operational and transactional support, which may give rise to certain additional risks including compliance, securities law and operational risks.

The Fund tends to invest heavily in Municipal Bonds with higher issuance volumes. As a result, the Fund may invest significantly in Municipal Bonds of specific projects, including those that finance education, health care, housing, transportation, utilities and other similar projects, and industrial development bonds. Likewise, the Fund may invest significantly in California, New York, and Puerto Rico Municipal Bonds, reflecting its focus on areas with substantial bond offerings. In addition, the Fund may invest in tobacco settlement bonds, as well as land-secured or “dirt” bonds, which issued to support the development and redevelopment of residential, commercial, and industrial areas.

The Fund may invest in other types of fixed income instruments, which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis (i.e., securities transactions that involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, thereby allowing the Fund to lock in price or yield at the time of the transaction). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls, which are financing transactions involving the sale of a security with an agreement to repurchase a similar security at a later date).

Subject to the Fund's policy of investing at least 80% of its net asset, plus borrowings for investment purposes, in Municipal Bonds, a portion of the Fund's net assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

RAM makes decisions to buy and sell securities based on several factors, including:

1.	Relative value considerations: Assessing the value of securities compared to others based on expected return relative to risk. Factors that influence these considerations include macroeconomic conditions, credit-related fundamentals, shape of the yield curve, and credit spreads.

2.	Market supply and demand: Evaluating the availability and demand for securities in the bond market.

3.	Market dislocations: Identifying situations where market prices deviate significantly from their expected values.

4.	Situation-specific opportunities: Recognizing unique chances to buy or sell securities based on specific circumstances. For example, if there is a significant downturn in the stock market and investors seek safer investment options, municipal bonds from financially stable municipalities may become more attractive. In that case, RAM might identify this as an opportunity to purchase such bonds at a relatively lower price before their value potentially increases further due to heightened demand.

RAM’s purchase and sell decisions may involve:

●	Adjusting the Fund’s exposure to macro risks like duration, yield curve positioning, and sector exposure.

●	Limiting or reducing the Fund’s exposure to a specific security or issuer.

●	Responding to changes in an issuer’s credit quality.

●	Meeting the Fund’s general liquidity needs.

RAM does not prioritize potential capital gains or losses resulting from interest rate changes. Additionally, the frequency of portfolio turnover is not a significant limitation if RAM determines it is otherwise beneficial to buy or sell securities. As a result, the Fund is expected to have a high annual portfolio turnover rate over certain time periods. For example, the Fund may have higher portfolio turnover during periods of rising interest rates and/or widening credit spreads that potentially allow for investment in higher yielding securities and tax loss harvesting.

The Fund is classified as “non-diversified” under the 1940 Act.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective.

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession.

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

Distressed Securities Risks. The Fund’s investment in distressed municipal bonds carries significant risks. These securities, including loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, are often unrated, lower-rated, in default, or near default. Many of these securities are not publicly traded and may lack liquidity. Consequently, their prices can experience extreme volatility. Distressed companies’ securities are more prone to becoming worthless compared to those of financially stable companies. Evaluating the value of these instruments can be challenging, potentially leading to the Fund losing all or a significant portion of its investment. Given the weak financial condition of issuers of distressed securities, defaults are common, potentially resulting in the Fund losing its entire investment.

High Yield Securities Risk. High-yield municipal bonds are considered speculative investments and are issued by entities that may be undergoing restructuring, are smaller or less creditworthy, or are more heavily indebted than other issuers. These bonds carry a greater risk of income and principal loss compared to higher-rated securities and are considered speculative. Their prices are more likely to react to adverse economic changes or specific municipal developments than higher-rated securities. During economic downturns or significant increases in interest rates, issuers of high-yield municipal bonds may face financial difficulties, impacting their ability to meet payment obligations or secure additional financing.

In the event of a default, the Fund may incur additional expenses in recovery efforts. The secondary market for high-yield municipal securities may be less liquid compared to higher-quality municipal bonds or high-yield corporate bonds, potentially affecting market prices and the Fund’s ability to accurately value certain securities. Moreover, economic uncertainty can lead to increased price volatility in high-yield municipal bonds, impacting the Fund’s net asset value (NAV).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

AMT Bonds Risk: The risk that municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”) may expose the Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Fund’s distributions may be subject to federal income tax.

Buy Back and Dollar Roll Risk. Similar to borrowing, buy back and dollar roll transactions are agreements that provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. These transactions also involve the risk that the other party may fail to return the comparable securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. These changes could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security.

High Portfolio Turnover Risk. The Fund may actively and frequently trade a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Inverse Floating Rate Interests Risk. The price of Inverse Floaters is expected to decline when interest rates rise, and generally will decline more than the price of a bond with a similar maturity, because of the effect of leverage. The price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the issuing trust provides the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., the larger the par amount of the Floaters, as a percentage of the par amount of the underlying security, the greater the leverage). Further, the amount of interest paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Inverse Floaters produce less income when short-term interest rates rise (and, in extreme cases, may pay no income) and more income when short-term interest rates fall. Additionally, Inverse Floaters may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment. In addition, the Fund may be the initial sponsor of a TOB Trust. The TOB Trust will engage an administrator to provide operational and transactional support, which may give rise to certain additional risks including compliance, securities law and operational risks.

Jurisdiction Specific Risks:

●	California State-Specific Risk: The Fund’s significant investment in California Municipal Bonds, expose the Fund to the risk that it may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. In particular, tax revenues in California may be significantly impacted by downtrends in certain industries that are predominant in the state, such as its technology industry. California has also seen recent outflows in population which could impact its tax revenues and budget management.

●	New York State-Specific Risk: The Fund’s significant investment in New York Municipal Bonds, expose the Fund to the risk that it may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. In particular, tax revenues in New York may be significantly impacted by downtrends in certain industries that are predominant in the state, such as the finance industry. New York has also seen recent outflows in population which could impact its tax revenues and budget management.

●

Puerto Rico-Specific Risk: The Fund may have significant investments in Municipal Bonds issued by Puerto Rico or its instrumentalities, which may expose the Fund to the risk that it may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal obligations. The Puerto Rico Oversight, Management, and Economic Stability Act of 2016 (PROMESA) allows Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, which could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Land-Secured or “Dirt” Bonds Risk. These bonds, which include special assessment, special tax, and tax increment financing bonds, are issued to promote residential, commercial and industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Leveraging Risk. The Fund is subject to the risk that certain transactions of the Fund (e.g., Inverse Floaters), may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk. The Fund is subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Municipal Project-Specific Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning muncipals.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the MSA), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.RockefellerETFs.com/RMOP.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser: Rockefeller Asset Management, a division of Rockefeller & Co. LLC (“RAM” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Scott Cottier, CFA, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Mark DeMitry, CFA, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Michael Camarella, CFA, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www. RockefellerEtfs.com/RMOP.

Tax Information

The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to federal alternative minimum tax. A portion of the Fund’s distributions may be subject to regular federal income tax. Income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.